Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Patrick Brennan (440) 395-2370

PROGRESSIVE DISTRIBUTES AUGUST RESULTS
MAYFIELD VILLAGE, OHIO — September 14, 2007 — The Progressive Corporation today reported the following results for August 2007:

(millions, except per share amounts and ratios)	August	August
	2007	2006	Change
Net premiums written	$1,052.2	$1,099.1	(4)%
Net premiums earned	1,063.1	1,090.2	(2)%
Net income	76.9	122.7	(37)%
Per share	.11	.16	(32)%
Pretax net realized gains (losses) on securities	12.4	2.4	417%
Combined ratio	95.7	88.5	7.2 pts.
Average diluted equivalent shares	709.7	772.7	(8)%

(in thousands)	August	August
	2007	2006	Change
Policies in Force:
Total Personal Auto	7,016.0	6,934.5	1%
Total Special Lines	3,137.8	2,911.3	8%
Total Commercial Auto	539.7	506.0	7%
Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines Businesses write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto Business writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
August 2007
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$1,052.2

Revenues:
Net premiums earned	$1,063.1
Investment income	62.6
Net realized gains (losses) on securities	12.4
Service revenues	1.6

Total revenues	1,139.7

Expenses:
Losses and loss adjustment expenses	789.1
Policy acquisition costs	106.9
Other underwriting expenses	120.9
Investment expenses	1.0
Service expenses	1.6
Interest expense	11.5

Total expenses	1,031.0

Income before income taxes	108.7
Provision for income taxes	31.8

Net income	$76.9

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	701.3

Per share	$.11

Diluted:
Average shares outstanding	701.3
Net effect of dilutive stock-based compensation	8.4

Total equivalent shares	709.7

Per share	$.11

[1]	See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2006 audited consolidated financial statements included in our 2006 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.6%
Common stocks	1.4%
Total portfolio	.7%

Pretax recurring investment book yield	4.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
August 2007 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date
	2007	2006	% Change

Net premiums written	$9,647.8	$9,883.1	(2)

Revenues:
Net premiums earned	$9,403.6	$9,522.2	(1)
Investment income	450.1	424.0	6
Net realized gains (losses) on securities	42.3	(30.2)	NM
Service revenues	15.9	21.4	(26)

Total revenues	9,911.9	9,937.4	0

Expenses:
Losses and loss adjustment expenses	6,625.1	6,312.4	5
Policy acquisition costs	951.6	976.8	(3)
Other underwriting expenses	1,027.1	929.9	10
Investment expenses	9.4	7.8	21
Service expenses	13.5	17.2	(22)
Interest expense	62.5	52.0	20

Total expenses	8,689.2	8,296.1	5

Income before income taxes	1,222.7	1,641.3	(26)
Provision for income taxes	380.1	532.8	(29)

Net income	$842.6	$1,108.5	(24)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	723.8	781.2	(7)

Per share	$1.16	$1.42	(18)

Diluted:
Average shares outstanding	723.8	781.2	(7)
Net effect of dilutive stock-based compensation	8.5	9.9	(14)

Total equivalent shares	732.3	791.1	(7)

Per share	$1.15	$1.40	(18)

NM = Not Meaningful

The following table sets forth the investment results for the year-to-date period:

	2007	2006
Fully taxable equivalent total return:
Fixed-income securities	3.5%	3.7%
Common stocks	5.6%	6.2%
Total portfolio	3.9%	4.0%

Pretax recurring investment book yield	4.7%	4.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2007
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$579.0	$339.3	$918.3	$132.2	$1.7	$1,052.2
% Growth in NPW	(5)%	(1)%	(4)%	(7)%	NM	(4)%
Net Premiums Earned	$583.4	$335.0	$918.4	$142.9	$1.8	$1,063.1
% Growth in NPE	(4)%	0%	(2)%	(3)%	NM	(2)%

GAAP Ratios
Loss/LAE ratio	75.1	73.6	74.6	72.8	NM	74.3
Expense ratio	21.2	22.2	21.5	20.2	NM	21.4

Combined ratio	96.3	95.8	96.1	93.0	NM	95.7

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$(1.6)
Current accident year						(2.9)

Calendar year actuarial adjustment	$(2.6)	$(1.8)	$(4.4)	$(.1)	$0	$(4.5)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(1.6)
All other development						(7.4)

Total development						$(9.0)

Calendar year loss/LAE ratio						74.3

Accident year loss/LAE ratio						73.5

Statutory Ratios
Loss/LAE ratio						74.3
Expense ratio						21.2

Combined ratio						95.5

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.6 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
August 2007 Year-to-Date
($ in millions) (unaudited)

Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$5,294.7	$3,033.3	$8,328.0	$1,304.0	$15.8	$9,647.8
% Growth in NPW	(4)%	0%	(2)%	(3)%	NM	(2)%
Net Premiums Earned	$5,190.7	$2,949.7	$8,140.4	$1,248.6	$14.6	$9,403.6
% Growth in NPE	(3)%	1%	(2)%	1%	NM	(1)%

GAAP Ratios
Loss/LAE ratio	71.5	70.0	71.0	67.6	NM	70.5
Expense ratio	21.2	21.0	21.1	20.2	NM	21.0

Combined ratio	92.7	91.0	92.1	87.8	NM	91.5

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$32.1
Current accident year						(4.9)

Calendar year actuarial adjustment	$13.1	$8.6	$21.7	$5.8	$(.3)	$27.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$32.1
All other development						(89.7)

Total development						$(57.6)

Calendar year loss/LAE ratio						70.5

Accident year loss/LAE ratio						69.9

Statutory Ratios
Loss/LAE ratio						70.5
Expense ratio						20.8

Combined ratio						91.3

Statutory Surplus[3]						$5,097.7

NM = Not Meaningful

	August	August
Policies in Force	2007	2006	Change

(in thousands)
Agency — Auto	4,466.8	4,512.4	(1)%
Direct — Auto	2,549.2	2,422.1	5%
Special Lines[4]	3,137.8	2,911.3	8%

Total Personal Lines	10,153.8	9,845.8	3%

Commercial Auto Business	539.7	506.0	7%

[1]	The other businesses generated an underwriting profit of $3.0 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	During August, we received approval from various states’ Departments of Insurance to pay $800 million of dividends to the parent company; such dividends were paid on September 4, 2007.

[4]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items, as well as a personal umbrella product.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions — except per share amounts)
(unaudited)

August
2007

CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at fair value:
Fixed maturities (amortized cost: $10,725.1)	$10,725.6
Equity securities:
Preferred stocks[2] (cost: $2,254.2)	2,203.9
Common equities (cost: $1,393.2)	2,372.1
Short-term investments (amortized cost: $2,137.0)	2,137.0

Total investments[3]	17,438.6
Net premiums receivable	2,636.9
Deferred acquisition costs	464.4
Other assets	1,788.8

Total assets	$22,328.7

Unearned premiums	$4,570.8
Loss and loss adjustment expense reserves	5,903.7
Other liabilities[3,4]	4,374.4
Debt	2,173.4
Shareholders’ equity	5,306.4

Total liabilities and shareholders’ equity	$22,328.7

Common Shares outstanding	705.2
Shares repurchased — August	9.5
Average cost per share	$22.04
Book value per share	$7.52
Trailing 12-month return on average shareholders’ equity	21.0%
Net unrealized pretax gains on investments	$930.4
Increase (decrease) from July 2007	$33.8
Increase (decrease) from December 2006	$12.2
Debt-to-total capital ratio	29.1%
Fixed-income portfolio duration	3.2 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.79

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $314.6 million.

[2]	As of August 31, 2007, we held certain hybrid securities and recognized a change in fair value of $1.3 million as a realized loss during the period we held these securities.

[3]	Includes repurchase commitment transactions of $932.1 million and net unsettled security transactions of $456.8 million.

[4]	Includes $1.4 billion dividend payable associated with the $2.00 per Common Share extraordinary cash dividend payable September 14, 2007 to shareholders of record on August 31, 2007.

Monthly Commentary
•	On September 14, 2007, The Progressive Corporation paid $1.4 billion related to the $2.00 per Common Share extraordinary cash dividend that was declared by the Board of Directors on June 13, 2007, and payable to shareholders of record as of the close of business on August 31, 2007.
About Progressive
The Progressive Group of Insurance Companies, in business since 1937, is the country’s third largest auto insurance group and largest seller of motorcycle and personal watercraft policies based on premiums written, and is a market leader in commercial auto insurance.
Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive products and rates that meet drivers’ needs throughout their lifetimes, superior online and in-person customer service, and best-in-class, 24-hour claims service, including its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.
Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. To find an agent or to get a quote, go to www.progressive.com.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit www.progressive.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.